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EXHIBIT 24.1

KERZNER INTERNATIONAL LIMITED

POWER OF ATTORNEY

        The undersigned directors and/or officers, of Kerzner International Limited, a corporation organized and existing under the laws of the Commonwealth of The Bahamas ("Kerzner"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the Kerzner International Limited 2003 Stock Incentive Plan, hereby constitute and appoint Richard M. Levine, their true and lawful attorney-in-fact and agent, with full power to act for them and in their names, place and stead, in any and all capacities, to sign said Registration Statement, and any and all post-effective amendments, with power where appropriate to affix the corporate seal of Kerzner thereto and to attest said seal, and to file said Registration Statement and such amendments, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all things requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may pursuant to the requirements of the Securities Act of 1933, as amended, lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons for Kerzner International Limited on December 10, 2004 in the capacities indicated.

Signature	Capacity

/s/ HOWARD B. KERZNER Howard B. Kerzner	Chief Executive Officer (principal executive officer) and Director
/s/ SOLOMON KERZNER Solomon Kerzner	Chairman of the Board
/s/ JOHN R. ALLISON John R. Allison	Executive Vice President and Chief Financial Officer (principal financial and accounting officer)
/s/ PETER N. BUCKLEY Peter N. Buckley	Director
/s/ HAMED KAZIM Hamed Kazim	Director
Howard S. Marks	Director

Eric B. Siegel	Director
/s/ HEINRICH VON RANTZAU Heinrich von Rantzau	Director
/s/ WILLIAM C. MURTHA William C. Murtha	Authorized Representative in the United States

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  EXHIBIT 24.1
KERZNER INTERNATIONAL LIMITED
POWER OF ATTORNEY